                                                                    EXHIBIT 99.2


All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                           Quarters Ended
                                                                              March 31,
                                                                         -------------------       Percentage
                                                                           2005       2004          Inc/(Dec)
                                                                         --------   --------       ----------
Revenues
  Discount revenue                                                       $  2,672   $  2,368             12.9%
  Net investment income                                                       803        741              8.4
  Management and distribution fees                                            798        779              2.5
  Cardmember lending net finance charge revenue                               592        541              9.3
  Net card fees                                                               498        472              5.6
  Travel commissions and fees                                                 422        417              1.2
  Other commissions and fees                                                  577        529              9.0
  Insurance and annuity revenues                                              397        364              9.0
  Securitization income, net                                                  316        230             37.5
  Other                                                                       498        469              6.1
                                                                         --------   --------
    Total revenues                                                          7,573      6,910              9.6
                                                                         --------   --------
Expenses
  Human resources                                                           1,993      1,779             12.0
  Marketing, promotion, rewards
      and cardmember services                                               1,358      1,047             29.7
  Provision for losses and benefits                                         1,100      1,022              7.6
  Interest                                                                    219        203              7.7
  Other operating expenses                                                  1,528      1,611             (5.1)
                                                                         --------   --------
    Total expenses                                                          6,198      5,662              9.5
                                                                         --------   --------
Pretax income before accounting change                                      1,375      1,248             10.1
Income tax provision                                                          429        383             11.7
                                                                         --------   --------
Income before accounting change                                               946        865              9.4
Cumulative effect of accounting change, net of tax                              -        (71)(A)            #
                                                                         --------   --------
Net income                                                               $    946   $    794             19.2
                                                                         ========   ========

# -  Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (Unaudited)
(Billions)

                                                       March 31,    December 31,
                                                         2005           2004
                                                     ------------   ------------
Assets
 Cash and cash equivalents                           $          9   $         10
 Accounts receivable                                           34             35
 Investments                                                   60             61
 Loans                                                         34             35
 Separate account assets                                       36             36
 Other assets                                                  17             16
                                                     ------------   ------------
   Total assets                                      $        190   $        193
                                                     ============   ============

Liabilities and Shareholders' Equity
 Separate account liabilities                        $         36   $         36
 Short-term debt                                               13             14
 Long-term debt                                                31             33
 Other liabilities                                             94             94
                                                     ------------   ------------
   Total liabilities                                          174            177
                                                     ------------   ------------

 Shareholders' Equity                                          16             16
                                                     ------------   ------------
   Total liabilities and shareholders' equity        $        190   $        193
                                                     ============   ============

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)
(Millions)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
REVENUES
  Travel Related Services                                 $    5,582    $    5,050          10.5%
  American Express Financial Advisors                          1,861         1,728           7.7
  American Express Bank                                          207           210          (1.3)
                                                          ----------    ----------
                                                               7,650         6,988           9.5
  Corporate and other,
   including adjustments and eliminations                        (77)          (78)          0.6
                                                          ----------    ----------
CONSOLIDATED REVENUES                                     $    7,573    $    6,910           9.6
                                                          ==========    ==========
PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                                 $    1,172    $      973          20.4
  American Express Financial Advisors                            235           317         (25.9)
  American Express Bank                                           46            48          (3.8)
                                                          ----------    ----------
                                                               1,453         1,338           8.6
  Corporate and other                                            (78)          (90)         13.1
                                                          ----------    ----------
PRETAX INCOME BEFORE ACCOUNTING CHANGE                    $    1,375    $    1,248          10.1
                                                          ==========    ==========
NET INCOME (LOSS)
  Travel Related Services                                 $      801    $      665          20.5
  American Express Financial Advisors                            166           157(A)        5.3
  American Express Bank                                           30            30          (0.8)
                                                          ----------    ----------
                                                                 997           852          16.9
  Corporate and other                                            (51)          (58)         13.8
                                                          ----------    ----------
NET INCOME                                                $      946    $      794(A)       19.2
                                                          ==========    ==========

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (UNAUDITED)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
EARNINGS PER COMMON SHARE

BASIC
  Income before accounting change                         $     0.76    $     0.68          11.8%

  Net income                                              $     0.76    $     0.62(A)       22.6%
                                                          ==========    ==========

  Average common shares outstanding (millions)                 1,239         1,277          (3.0)%
                                                          ==========    ==========

DILUTED
  Income before accounting change                         $     0.75    $     0.66          13.6%

  Net income                                              $     0.75    $     0.61(A)       23.0%
                                                          ==========    ==========

  Average common shares outstanding (millions)                 1,264         1,305          (3.2)%
                                                          ==========    ==========

Cash dividends declared per common share                  $     0.12    $     0.10          20.0%
                                                          ==========    ==========

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
Return on average total shareholders' equity (B)                22.8%         20.7%
Common shares outstanding (millions)                           1,245         1,281          (2.8)%
Book value per common share                               $    12.95    $    12.30           5.3%
Shareholders' equity (billions)                           $     16.1    $     15.7           2.6%

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue                              $       2,672   $       2,817   $       2,535   $       2,529   $       2,368
  Net investment income                                   803             826             766             785             741
  Management and distribution fees                        798             788             732             724             779
  Cardmember lending net finance charge
    revenue                                               592             560             562             561             541
  Net card fees                                           498             491             474             472             472
  Travel commissions and fees                             422             484             426             468             417
  Other commissions and fees                              577             616             574             565             529
  Insurance and annuity revenues                          397             394             389             378             364
  Securitization income, net                              316             325             295             282             230
  Other                                                   498             470             449             468             469
                                                -------------   -------------   -------------   -------------   -------------
    Total revenues                                      7,573           7,771           7,202           7,232           6,910
                                                -------------   -------------   -------------   -------------   -------------
Expenses
  Human resources                                       1,993           1,971           1,796           1,813           1,779
  Marketing, promotion, rewards
    and cardmember services                             1,358           1,472           1,314           1,250           1,047
  Provision for losses and benefits                     1,100           1,162           1,054           1,080           1,022
  Interest                                                219             238             216             210             203
  Other operating expenses                              1,528           1,745           1,568           1,613           1,611
                                                -------------   -------------   -------------   -------------   -------------
    Total expenses                                      6,198           6,588           5,948           5,966           5,662
                                                -------------   -------------   -------------   -------------   -------------
Pretax income before accounting change                  1,375           1,183           1,254           1,266           1,248
Income tax provision                                      429             287             375             390             383
                                                -------------   -------------   -------------   -------------   -------------
Income before accounting change                           946             896             879             876             865
Cumulative effect of accounting change, net
  of tax                                                    -               -               -               -             (71)(A)
                                                -------------   -------------   -------------   -------------   -------------
Net income                                      $         946   $         896   $         879   $         876   $         794
                                                =============   =============   =============   =============   =============

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)
(Millions)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
REVENUES
  Travel Related Services                       $       5,582   $       5,788   $       5,362   $       5,378   $       5,050
  American Express Financial Advisors                   1,861           1,856           1,714           1,737           1,728
  American Express Bank                                   207             207             205             203             210
                                                -------------   -------------   -------------   -------------   -------------
                                                        7,650           7,851           7,281           7,318           6,988
  Corporate and other,
    including adjustments and eliminations                (77)            (80)            (79)            (86)            (78)
                                                -------------   -------------   -------------   -------------   -------------

CONSOLIDATED REVENUES                           $       7,573   $       7,771   $       7,202   $       7,232   $       6,910
                                                =============   =============   =============   =============   =============
PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                       $       1,172   $       1,018   $       1,047   $       1,079   $         973
  American Express Financial Advisors                     235             248             257             264             317
  American Express Bank                                    46               7              49              42              48
                                                -------------   -------------   -------------   -------------   -------------
                                                        1,453           1,273           1,353           1,385           1,338
  Corporate and other                                     (78)            (90)            (99)           (119)            (90)
                                                -------------   -------------   -------------   -------------   -------------

PRETAX INCOME BEFORE ACCOUNTING CHANGE          $       1,375   $       1,183   $       1,254   $       1,266   $       1,248
                                                =============   =============   =============   =============   =============

NET INCOME (LOSS)
  Travel Related Services                       $         801   $         729   $         726   $         732   $         665
  American Express Financial Advisors                     166             218             186             174             157(A)
  American Express Bank                                    30               6              32              28              30
                                                -------------   -------------   -------------   -------------   -------------
                                                          997             953             944             934             852
  Corporate and other                                     (51)            (57)            (65)            (58)            (58)
                                                -------------   -------------   -------------   -------------   -------------

NET INCOME                                      $         946   $         896   $         879   $         876   $         794(A)
                                                =============   =============   =============   =============   =============

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
EARNINGS PER COMMON SHARE

BASIC
  Income before accounting change               $        0.76   $        0.72   $        0.70   $        0.69   $        0.68

  Net income                                    $        0.76   $        0.72   $        0.70   $        0.69   $        0.62(A)
                                                =============   =============   =============   =============   =============

  Average common shares outstanding (millions)          1,239           1,242           1,251           1,263           1,277
                                                =============   =============   =============   =============   =============

DILUTED
  Income before accounting change               $        0.75   $        0.71   $        0.69   $        0.68   $        0.66

  Net income                                    $        0.75   $        0.71   $        0.69   $        0.68   $        0.61(A)
                                                =============   =============   =============   =============   =============

  Average common shares outstanding (millions)          1,264           1,270           1,275           1,288           1,305
                                                =============   =============   =============   =============   =============

Cash dividends declared per common share        $        0.12   $        0.12   $        0.12   $        0.10   $        0.10
                                                =============   =============   =============   =============   =============

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Return on average total shareholders' equity (B)         22.8%           22.0%           21.5%           21.2%           20.7%
Common shares outstanding (millions)                    1,245           1,249           1,255           1,267           1,281
Book value per common share                     $       12.95   $       12.83   $       12.62   $       11.96   $       12.30
Shareholders' equity (billions)                 $        16.1   $        16.0   $        15.8   $        15.2   $        15.7

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
Net revenues:
  Discount revenue                                        $    2,672    $    2,368          12.9%
  Lending:
    Finance charge revenue                                       770           668          15.1
    Interest expense                                             178           127          40.1
                                                          ----------    ----------
      Net finance charge revenue                                 592           541           9.3
  Net card fees                                                  498           472           5.6
  Travel commissions and fees                                    422           417           1.2
  Other commissions and fees                                     563           510          10.2
  Travelers Cheque investment income                              94            93           1.3
  Securitization income, net                                     316           230          37.5
  Other revenues                                                 425           419           1.5
                                                          ----------    ----------
      Total net revenues                                       5,582         5,050          10.5
                                                          ----------    ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                    1,316         1,023          28.6
  Provision for losses and claims:
    Charge card                                                  215           198           8.8
    Lending                                                      295           287           2.9
    Other                                                         35            29          17.2
                                                          ----------    ----------
      Total                                                      545           514           6.0
  Charge card interest expense                                   176           168           5.1
  Human resources                                              1,143         1,065           7.3
  Other operating expenses:
    Professional services                                        482           469           2.7
    Occupancy and equipment                                      323           308           4.8
    Communications                                               115           121          (5.1)
    Other                                                        310           409         (23.9)
                                                          ----------    ----------
      Total                                                    1,230         1,307          (5.9)
                                                          ----------    ----------
        Total expenses                                         4,410         4,077           8.2
                                                          ----------    ----------
Pretax income                                                  1,172           973          20.4
Income tax provision                                             371           308          20.3
                                                          ----------    ----------
Net income                                                $      801    $      665          20.5
                                                          ==========    ==========

(Preliminary)
                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)
Quarters Ended March 31,
(Millions)

                                         GAAP Basis                       Securitization Effect       Managed Basis
                                      ----------------   Percentage     -------------------------   ----------------   Percentage
                                        2005    2004      Inc/(Dec)        2005          2004        2005      2004     Inc/(Dec)
                                      -------  -------   ----------     ----------    -----------   -------  -------   ----------
Net revenues:
  Discount revenue                    $ 2,672  $ 2,368         12.9%
  Lending:
    Finance charge revenue                770      668         15.1     $      609    $       539   $ 1,379  $ 1,207         14.2%
    Interest expense                      178      127         40.1            140             83       318      210         51.2
                                      -------  -------                  ----------    -----------   -------  -------
      Net finance charge revenue          592      541          9.3            469            456     1,061      997          6.3
  Net card fees                           498      472          5.6
  Travel commissions and fees             422      417          1.2
  Other commissions and fees              563      510         10.2             53             53       616      563          9.2
  Travelers Cheque investment income       94       93          1.3
  Securitization income, net              316      230         37.5           (316)          (230)        -        -            -
  Other revenues                          425      419          1.5
                                      -------  -------                  ----------    -----------   -------  -------
        Total net revenues              5,582    5,050         10.5            206            279     5,788    5,329          8.6
                                      -------  -------                  ----------    -----------   -------  -------
Expenses:
  Marketing, promotion, rewards
    and cardmember services             1,316    1,023         28.6             (4)            (4)    1,312    1,019         28.8
  Provision for losses and claims:
    Charge card                           215      198          8.8
    Lending                               295      287          2.9            212            287       507      574        (11.8)
    Other                                  35       29         17.2
                                      -------  -------                  ----------    -----------   -------  -------
      Total                               545      514          6.0            212            287       757      801         (5.6)
  Charge card interest expense            176      168          5.1
  Human resources                       1,143    1,065          7.3
  Other operating expenses:
    Professional services                 482      469          2.7
    Occupancy and equipment               323      308          4.8
    Communications                        115      121         (5.1)
    Other                                 310      409        (23.9)            (2)            (4)      308      405        (23.9)
                                      -------  -------                  ----------    -----------   -------  -------
      Total                             1,230    1,307         (5.9)            (2)            (4)    1,228    1,303         (5.8)
                                      -------  -------                  ----------    -----------   -------  -------
        Total expenses                  4,410    4,077          8.2     $      206    $       279   $ 4,616  $ 4,356          6.0
                                      -------  -------                  ----------    -----------   -------  -------
Pretax income                           1,172      973         20.4
Income tax provision                      371      308         20.3
                                      -------  -------
Net income                            $   801  $   665         20.5
                                      =======  =======

Securitization income, net includes non-credit provision components of the net gains and charges from securitization activities, related impairment charges, if any, of the related interest-only strip, excess spread related to securitized cardmember loans, net finance charge revenue on retained interests in securitized cardmember loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended March 31, 2005 and 2004 assumes that the impact of this net activity was offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million and $4 million, respectively, and other operating expenses of $2 million and $4 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)
                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)
Quarters Ended
(Millions)

                                                                           GAAP Basis
                                                          ---------------------------------------------
                                                           December 31,   September 30,     June 30,
                                                              2004            2004            2004
                                                          -------------   -------------   -------------
Net revenues:
  Discount revenue                                        $       2,817   $       2,535   $       2,529
  Lending:
    Finance charge revenue                                          716             714             697
    Interest expense                                                156             152             136
                                                          -------------   -------------   -------------
      Net finance charge revenue                                    560             562             561
  Net card fees                                                     491             474             472
  Travel commissions and fees                                       484             426             468
  Other commissions and fees                                        606             563             551
  Travelers Cheque investment income                                 94              96              95
  Securitization income, net                                        325             295             282
  Other revenues                                                    411             411             420
                                                          -------------   -------------   -------------
      Total net revenues                                          5,788           5,362           5,378
                                                          -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                       1,416           1,280           1,225
  Provision for losses and claims:
    Charge card                                                     240             206             189
    Lending                                                         296             233             314
    Other                                                            30              84              33
                                                          -------------   -------------   -------------
      Total                                                         566             523             536
  Charge card interest expense                                      196             174             175
  Human resources                                                 1,169           1,074           1,081
  Other operating expenses:
    Professional services                                           619             525             488
    Occupancy and equipment                                         366             313             313
    Communications                                                  118             112             114
    Other                                                           320             314             367
                                                          -------------   -------------   -------------
      Total                                                       1,423           1,264           1,282
                                                          -------------   -------------   -------------
        Total expenses                                            4,770           4,315           4,299
                                                          -------------   -------------   -------------
Pretax income                                                     1,018           1,047           1,079
Income tax provision                                                289             321             347
                                                          -------------   -------------   -------------
Net income                                                $         729   $         726   $         732
                                                          =============   =============   =============

                                                                       Securitization Effect
                                                          ---------------------------------------------
                                                           December 31,   September 30,     June 30,
                                                              2004            2004            2004
                                                          -------------   -------------   -------------
Net revenues:
  Discount revenue
  Lending:
    Finance charge revenue                                $         621   $         573   $         489
    Interest expense                                                132             108              61
                                                          -------------   -------------   -------------
      Net finance charge revenue                                    489             465             428
  Net card fees
  Travel commissions and fees
  Other commissions and fees                                         54              53              50
  Travelers Cheque investment income
  Securitization income, net                                       (325)           (295)           (282)
  Other revenues
                                                          -------------   -------------   -------------
      Total net revenues                                            218             223             196
                                                          -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                           -              (6)             (6)
  Provision for losses and claims:
    Charge card
    Lending                                                         218             232             205
    Other
                                                          -------------   -------------   -------------
      Total                                                         218             232             205
  Charge card interest expense
  Human resources
  Other operating expenses:
    Professional services
    Occupancy and equipment
    Communications
    Other                                                             -              (3)             (3)
                                                          -------------   -------------   -------------
      Total                                                           -              (3)             (3)
                                                          -------------   -------------   -------------
        Total expenses                                    $         218   $         223   $         196
                                                          -------------   -------------   -------------


                                                                          Managed Basis
                                                          ---------------------------------------------
                                                           December 31,   September 30,     June 30,
                                                              2004            2004            2004
                                                          -------------   -------------   -------------
Net revenues:
  Discount revenue
  Lending:
    Finance charge revenue                                $       1,337   $       1,287   $       1,186
    Interest expense                                                288             260             197
                                                          -------------   -------------   -------------
      Net finance charge revenue                                  1,049           1,027             989
  Net card fees
  Travel commissions and fees
  Other commissions and fees                                        660             616             601
  Travelers Cheque investment income
  Securitization income, net                                          -               -               -
  Other revenues
                                                          -------------   -------------   -------------
      Total net revenues                                          6,006           5,585           5,574
                                                          -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                       1,416           1,274           1,219
  Provision for losses and claims:
    Charge card
    Lending                                                         514             465             519
    Other
                                                          -------------   -------------   -------------
      Total                                                         784             755             741
  Charge card interest expense
  Human resources
  Other operating expenses:
    Professional services
    Occupancy and equipment
    Communications
    Other                                                           320             311             364
                                                          -------------   -------------   -------------
      Total                                                       1,423           1,261           1,279
                                                          -------------   -------------   -------------
        Total expenses                                    $       4,988   $       4,538   $       4,495
                                                          -------------   -------------   -------------


Securitization income, net includes non-credit provision components of the net gains and charges from securitization activities, related impairment charges, if any, of the related interest-only strip, excess spread related to securitized cardmember loans, net finance charge revenue on retained interests in securitized cardmember loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended September 30, 2004 and June 30, 2004 assumes that the impact of this net activity was offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and $6 million, respectively, and other operating expenses of $3 million and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
Total cards-in-force (millions) (A):
  United States                                                 40.3          37.0           8.7%
  Outside the United States                                     25.8          24.6           5.1
                                                          ----------    ----------
    Total                                                       66.1          61.6           7.3
                                                          ==========    ==========
Basic cards-in-force (millions) (A):
  United States                                                 30.6          28.1           8.7%
  Outside the United States                                     21.3          20.4           4.6
                                                          ----------    ----------
    Total                                                       51.9          48.5           7.0
                                                          ==========    ==========
Card billed business (A):
  United States                                           $     79.6    $     70.1          13.6%
  Outside the United States                                     29.7          25.3          17.5
                                                          ----------    ----------
    Total                                                 $    109.3    $     95.4          14.6
                                                          ==========    ==========
Average discount rate                                           2.56%         2.59%
Average basic cardmember spending (dollars) (A)           $    2,412    $    2,202           9.5%
Average fee per card - managed (dollars) (A)              $       35    $       35             -
Travel sales                                              $      5.0    $      4.8           5.4%
  Travel commissions and fees/sales (B)                          8.4%          8.7%
Travelers Cheque and prepaid products:
  Sales                                                   $      4.2    $      4.4          (3.7)%
  Average outstanding                                     $      7.1    $      6.8           4.1%
  Average investments                                     $      7.8    $      7.3           6.8%
  Investment yield                                               5.2%          5.4%
  Tax equivalent yield                                           8.0%          8.3%
Total debt                                                $     43.1    $     38.7          11.3%
Shareholder's equity                                      $      9.3    $      8.1          14.1%
Return on average total shareholder's equity (C)                33.9%         31.7%
Return on average total assets (D)                               3.6%          3.4%

(A) Card billed business and cards-in-force include activities related to proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B)  Computed from information provided herein.

(C) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(D) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
Worldwide cardmember receivables:
  Total receivables                                       $     30.0    $     27.9           7.7%
  90 days past due as a % of total                               1.9%          2.0%
  Loss reserves (millions):                               $      831    $      896          (7.3)%
    % of receivables                                             2.8%          3.2%
    % of 90 days past due                                        147%          164%
  Net loss ratio as a % of charge volume                        0.23%         0.26%

Worldwide cardmember lending - owned basis:
  Total loans                                             $     25.9    $     24.5           5.6%
  Past due loans as a % of total:
    30-89 days                                                   1.6%          1.7%
    90+ days                                                     1.0%          1.1%
  Loss reserves (millions):
    Beginning balance                                     $      972    $      998          (2.6)%
      Provision                                                  266           257           3.4
      Net write-offs                                            (267)         (264)         (1.1)
      Other                                                      (53)            3             #
                                                          ----------    ----------
    Ending balance                                        $      918    $      994          (7.6)
                                                          ==========    ==========
    % of loans                                                   3.6%          4.1%
    % of past due                                                134%          145%
  Average loans                                           $     26.3    $     25.1           5.1%
  Net write-off rate                                             4.1%          4.2%
  Net interest yield                                             8.6%          8.4%

Worldwide cardmember lending - managed basis:
  Total loans                                             $     46.3    $     44.8           3.5%
  Past due loans as a % of total:
    30-89 days                                                   1.6%          1.7%
    90+ days                                                     1.0%          1.0%
  Loss reserves (millions):
    Beginning balance                                     $    1,475    $    1,541          (4.3)%
      Provision                                                  471           545         (13.6)
      Net write-offs                                            (474)         (519)          8.7
      Other                                                      (53)            3             #
                                                          ----------    ----------
    Ending balance                                        $    1,419    $    1,570          (9.6)
                                                          ==========    ==========
    % of loans                                                   3.1%          3.5%
    % of past due                                                120%          128%
  Average loans                                           $     46.4    $     44.8           3.7%
  Net write-off rate                                             4.1%          4.6%
  Net interest yield                                             8.8%          8.7%

# -  Denotes a variance of more than 100%.

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004            2004
                                                -------------   -------------   -------------   -------------   -------------
Net revenues:
  Discount revenue                              $       2,672   $       2,817   $       2,535   $       2,529   $       2,368
  Lending:
    Finance charge revenue                                770             716             714             697             668
    Interest expense                                      178             156             152             136             127
                                                -------------   -------------   -------------   -------------   -------------
      Net finance charge revenue                          592             560             562             561             541
  Net card fees                                           498             491             474             472             472
  Travel commissions and fees                             422             484             426             468             417
  Other commissions and fees                              563             606             563             551             510
  Travelers Cheque investment income                       94              94              96              95              93
  Securitization income, net                              316             325             295             282             230
  Other                                                   425             411             411             420             419
                                                -------------   -------------   -------------   -------------   -------------
      Total net revenues                                5,582           5,788           5,362           5,378           5,050
                                                -------------   -------------   -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                             1,316           1,416           1,280           1,225           1,023
  Provision for losses and claims:
    Charge card                                           215             240             206             189             198
    Lending                                               295             296             233             314             287
    Other                                                  35              30              84              33              29
                                                -------------   -------------   -------------   -------------   -------------
      Total                                               545             566             523             536             514
  Charge card interest expense                            176             196             174             175             168
  Human resources                                       1,143           1,169           1,074           1,081           1,065
  Other operating expenses:
    Professional services                                 482             619             525             488             469
    Occupancy and equipment                               323             366             313             313             308
    Communications                                        115             118             112             114             121
    Other                                                 310             320             314             367             409
                                                -------------   -------------   -------------   -------------   -------------
      Total                                             1,230           1,423           1,264           1,282           1,307
                                                -------------   -------------   -------------   -------------   -------------
        Total expenses                                  4,410           4,770           4,315           4,299           4,077
                                                -------------   -------------   -------------   -------------   -------------
Pretax income                                           1,172           1,018           1,047           1,079             973
Income tax provision                                      371             289             321             347             308
                                                -------------   -------------   -------------   -------------   -------------
Net income                                      $         801   $         729   $         726   $         732   $         665
                                                =============   =============   =============   =============   =============

(Preliminary)
                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)
(Millions)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Lending finance charge revenue                  $       1,379   $       1,337   $       1,287   $       1,186   $       1,207
Lending interest expense                                  318             288             260             197             210
Other commissions and fees                                616             660             616             601             563
Marketing, promotion, rewards
  and cardmember services                               1,312           1,416           1,274           1,219           1,019
Lending provision                                         507             514             465             519             574
Other operating expenses                                  308             320             311             364             405

Note: See prior page for comparable GAAP measures.

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Total cards-in-force (millions) (A):
  United States                                          40.3            39.9            38.0            37.5            37.0
  Outside the United States                              25.8            25.5            25.3            25.0            24.6
                                                -------------   -------------   -------------   -------------   -------------
    Total                                                66.1            65.4            63.3            62.5            61.6
                                                =============   =============   =============   =============   =============
Basic cards-in-force (millions) (A):
  United States                                          30.6            30.3            28.9            28.5            28.1
  Outside the United States                              21.3            21.0            20.8            20.8            20.4
                                                -------------   -------------   -------------   -------------   -------------
    Total                                                51.9            51.3            49.7            49.3            48.5
                                                =============   =============   =============   =============   =============
Card billed business (A):
  United States                                 $        79.6   $        83.4   $        75.6   $        75.7   $        70.1
  Outside the United States                              29.7            32.1            27.2            26.7            25.3
                                                -------------   -------------   -------------   -------------   -------------
    Total                                       $       109.3   $       115.5   $       102.8   $       102.4   $        95.4
                                                =============   =============   =============   =============   =============

Average discount rate                                    2.56%           2.54%           2.57%           2.56%           2.59%
Average basic cardmember spending
  (dollars) (A)                                 $       2,412   $       2,589   $       2,330   $       2,339   $       2,202
Average fee per card - managed (dollars) (A)    $          35   $          35   $          34   $          34   $          35
Travel sales                                    $         5.0   $         5.3   $         4.6   $         5.2   $         4.8
  Travel commissions and fees/sales (B)                   8.4%            9.1%            9.2%            9.0%            8.7%
Travelers Cheque and prepaid products:
  Sales                                         $         4.2   $         4.9   $         5.8   $         4.8   $         4.4
  Average outstanding                           $         7.1   $         7.0   $         7.1   $         6.9   $         6.8
  Average investments                           $         7.8   $         7.6   $         7.6   $         7.3   $         7.3
  Investment yield                                        5.2%            5.4%            5.4%            5.5%            5.4%
  Tax equivalent yield                                    8.0%            8.3%            8.3%            8.5%            8.3%
Total debt                                      $        43.1   $        45.4   $        39.1   $        38.8   $        38.7
Shareholder's equity                            $         9.3   $         8.8   $         9.0   $         8.6   $         8.1
Return on average total shareholder's equity(C)          33.9%           33.4%           32.7%           32.1%           31.7%
Return on average total assets (D)                        3.6%            3.5%            3.5%            3.4%            3.4%

(A) Card billed business and cards-in-force include activities related to proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B)  Computed from information provided herein.

(C) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(D) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Worldwide cardmember receivables:
  Total receivables                             $        30.0   $        31.1   $        28.6   $        28.4   $        27.9
  90 days past due as a % of total                        1.9%            1.8%            1.8%            1.9%            2.0%
  Loss reserves (millions):                     $         831   $         806   $         847   $         864   $         896
    % of receivables                                      2.8%            2.6%            3.0%            3.0%            3.2%
    % of 90 days past due                                 147%            146%            160%            163%            164%
  Net loss ratio as a % of charge volume                 0.23%           0.25%           0.26%           0.25%           0.26%

Worldwide cardmember lending - owned basis:
  Total loans                                   $        25.9   $        26.9   $        25.2   $        26.4   $        24.5
  Past due loans as a % of total:
    30-89 days                                            1.6%            1.5%            1.6%            1.5%            1.7%
    90+ days                                              1.0%            0.9%            0.9%            1.0%            1.1%
  Loss reserves (millions):
    Beginning balance                           $         972   $       1,008   $       1,030   $         994   $         998
      Provision                                           266             272             205             282             257
      Net write-offs                                     (267)           (254)           (255)           (267)           (264)
      Other                                               (53)            (54)             28              21               3
                                                -------------   -------------   -------------   -------------   -------------
    Ending balance                              $         918   $         972   $       1,008   $       1,030   $         994
                                                =============   =============   =============   =============   =============
    % of loans                                            3.6%            3.6%            4.0%            3.9%            4.1%
    % of past due                                         134%            151%            159%            154%            145%
  Average loans                                 $        26.3   $        26.2   $        26.2   $        25.9   $        25.1
  Net write-off rate                                      4.1%            3.9%            3.9%            4.1%            4.2%
  Net interest yield                                      8.6%            8.1%            8.1%            8.4%            8.4%

Worldwide cardmember lending - managed basis:
  Total loans                                   $        46.3   $        47.2   $        45.6   $        45.1   $        44.8
  Past due loans as a % of total:
    30-89 days                                            1.6%            1.5%            1.6%            1.5%            1.7%
    90+ days                                              1.0%            0.9%            0.9%            1.0%            1.0%
  Loss reserves (millions):
    Beginning balance                           $       1,475   $       1,537   $       1,535   $       1,570   $       1,541
      Provision                                           471             463             437             486             545
      Net write-offs                                     (474)           (471)           (463)           (504)           (519)
      Other                                               (53)            (54)             28             (17)              3
                                                -------------   -------------   -------------   -------------   -------------
    Ending balance                              $       1,419   $       1,475   $       1,537   $       1,535   $       1,570
                                                =============   =============   =============   =============   =============
    % of loans                                            3.1%            3.1%            3.4%            3.4%            3.5%
    % of past due                                         120%            129%            132%            136%            128%
  Average loans                                 $        46.4   $        46.5   $        45.3   $        44.9   $        44.8
  Net write-off rate                                      4.1%            4.1%            4.1%            4.5%            4.6%
  Net interest yield                                      8.8%            8.5%            8.6%            8.6%            8.7%

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------      Percentage
                                                             2005          2004          Inc/(Dec)
                                                          ----------    ----------      ----------
Revenues:
  Net investment income                                   $      622    $      556            11.8%
  Investment management and service fees                         450           429             4.9
  Distribution fees                                              351           352            (0.5)
  Variable life insurance and variable annuity charges*          114           109             4.7
  Life and health insurance premiums                              89            86             3.3
  Property-casualty insurance premiums                           115            96            19.8
  Other                                                          120           100            22.0
                                                          ----------   -----------
    Total revenues                                             1,861         1,728             7.7
                                                          ----------   -----------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                          273           283            (3.5)
    Benefits on insurance and annuities                          112            99            12.5
    Interest credited on investment certificates                  76            45            71.6
    Losses and expenses on property-casualty insurance            88            74            18.8
                                                          ----------   -----------
      Total                                                      549           501             9.7
  Human resources - Field                                        376           348             8.0
  Human resources - Non-field                                    272           221            22.3
  Amortization of deferred acquisition costs                     128            64               #
  Other                                                          301           277             9.3
                                                          ----------   -----------
    Total expenses                                             1,626         1,411            15.3
                                                          ----------   -----------
Pretax income before accounting change                           235           317           (25.9)
Income tax provision                                              69            89           (22.4)
                                                          ----------   -----------
Income before accounting change                                  166           228           (27.3)
Cumulative effect of accounting change, net of tax                 -           (71)(A)           #
                                                          ----------   -----------
Net income                                                $      166   $       157             5.3
                                                          ==========   ===========

* - Variable life insurance and variable annuity charges include variable universal life and universal life insurance charges.

# -  Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Millions, except percentages and where indicated)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------   -----------    ----------
Investments (billions) (A)                                $     44.6   $      43.4           2.6%
Client contract reserves (billions)                       $     44.9   $      41.6           8.0%
Shareholder's equity (billions)                           $      6.2   $       7.4         (16.9)%
Return on average total shareholder's equity
  before accounting change (B)                                  11.2%         11.5%
Return on average total shareholder's equity (B)                11.2%         10.2%

Life insurance inforce (billions)                         $    150.0   $     135.0          11.1%
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                       $    134.4   $     123.4           8.9%
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                                 36.0          32.4          11.0
        Other owned assets                                      61.9          58.9           5.1
                                                          ----------   -----------
          Total owned assets                                    97.9          91.3           7.2
      Managed assets                                           115.8         109.3           5.9
      Administered assets                                       57.4          54.4           5.6
                                                          ----------   -----------
        Total                                             $    405.5   $     378.4           7.2
                                                          ==========   ===========
Market appreciation (depreciation) and foreign
  currency translation during the period:
  Owned assets:
    Separate account assets                               $     (573)  $       756             #
    Other owned assets                                    $     (778)  $       713             #
  Managed assets                                          $   (3,844)  $     5,453             #

Cash sales:
  Mutual funds                                            $    9,830   $     9,799           0.3%
  Annuities                                                    2,016         2,186          (7.8)
  Investment certificates                                      2,226         1,324          68.2
  Life and other insurance products                              236           218           8.4
  Institutional                                                1,758         1,415          24.3
  Other                                                          925         1,292         (28.4)
                                                          ----------   -----------
Total cash sales                                          $   16,991   $    16,234           4.7
                                                          ==========   ===========
Number of financial advisors                                  12,356        12,070           2.4%
Fees from financial plans and advice services             $     39.1   $      33.2          17.6%
Percentage of total sales from financial plans
  and advice services                                           76.6%         75.3%

# -  Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Revenues:
  Net investment income                         $         622   $         635   $         581   $         603   $         556
  Investment management and service fees                  450             463             429             411             429
  Distribution fees                                       351             327             304             315             352
  Variable life insurance and variable
    annuity charges*                                      114             113             111             111             109
  Life and health insurance premiums                       89              91              91              88              86
  Property-casualty insurance premiums                    115             114             109             103              96
  Other                                                   120             113              89             106             100
                                                -------------   -------------   -------------   -------------   -------------
    Total revenues                                      1,861           1,856           1,714           1,737           1,728
                                                -------------   -------------   -------------   -------------   -------------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                   273             286             279             280             283
    Benefits on insurance and annuities                   112             124             112             124              99
    Interest credited on investment
      certificates                                         76              86              45              48              45
    Losses and expenses on property-casualty
      insurance                                            88              89              84              80              74
                                                -------------   -------------   -------------   -------------   -------------
      Total                                               549             585             520             532             501
  Human resources - Field                                 376             339             312             333             348
  Human resources - Non-field                             272             253             235             210             221
  Amortization of deferred acquisition costs              128             116             100             125              64
  Other                                                   301             315             290             273             277
                                                -------------   -------------   -------------   -------------   -------------
    Total expenses                                      1,626           1,608           1,457           1,473           1,411
                                                -------------   -------------   -------------   -------------   -------------
Pretax income before accounting change                    235             248             257             264             317
Income tax provision                                       69              30              71              90              89
                                                -------------   -------------   -------------   -------------   -------------
Income before accounting change                           166             218             186             174             228

Cumulative effect of accounting change, net
  of tax                                                    -               -               -               -             (71)(A)
                                                -------------   -------------   -------------   -------------   -------------
Net income                                      $         166   $         218   $         186   $         174   $         157
                                                =============   =============   =============   =============   =============

* - Variable life insurance and variable annuity charges include variable universal life and universal life insurance charges.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Millions, except percentages and where indicated)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                  March 31,      December 31,   September 30,     June 30,        March 31,
                                                    2005             2004           2004            2004            2004
                                                -------------   -------------   -------------   -------------   -------------
Investments (billions) (A)                      $        44.6   $        44.9   $        43.1   $        41.8   $        43.4
Client contract reserves (billions)             $        44.9   $        44.3   $        42.9   $        41.9   $        41.6
Shareholder's equity (billions)                 $         6.2   $         6.4   $         6.9   $         6.3   $         7.4
Return on average total shareholder's equity
  before accounting change (B)                           11.2%           11.8%           11.4%           11.7%           11.5%
Return on average total shareholder's
  equity (B)                                             11.2%           10.8%           10.1%           10.5%           10.2%

Life insurance inforce (billions)               $       150.0   $       145.8   $       142.5   $       139.1   $       135.0
Assets owned, managed or
  administered (billions):
    Assets managed for institutions             $       134.4   $       139.3   $       127.4   $       125.5   $       123.4
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                          36.0            35.9            32.4            32.9            32.4
        Other owned assets                               61.9            61.2            59.6            57.9            58.9
                                                -------------   -------------   -------------   -------------   -------------
          Total owned assets                             97.9            97.1            92.0            90.8            91.3
      Managed assets                                    115.8           117.5           108.6           108.8           109.3
      Administered assets                                57.4            58.8            55.3            55.3            54.4
                                                -------------   -------------   -------------   -------------   -------------
        Total                                   $       405.5   $       412.7   $       383.3   $       380.4   $       378.4
                                                =============   =============   =============   =============   =============
Market appreciation (depreciation) and
  foreign currency translation during the
  period:
  Owned assets:
    Separate account assets                     $        (573)  $       2,920   $        (377)  $        (101)  $         756
    Other owned assets                          $        (778)  $          56   $         752   $      (1,476)  $         713
  Managed assets                                $      (3,844)  $      17,956   $        (194)  $         232   $       5,453

Cash sales:
  Mutual funds                                  $       9,830   $       8,680   $       8,066   $       8,480   $       9,799
  Annuities                                             2,016           1,835           1,887           1,912           2,186
  Investment certificates                               2,226           2,586           1,786           1,445           1,324
  Life and other insurance products                       236             229             239             221             218
  Institutional                                         1,758           1,763           1,664           2,841           1,415
  Other                                                   925           1,078             991           1,116           1,292
                                                -------------   -------------   -------------   -------------   -------------
Total cash sales                                $      16,991   $      16,171   $      14,633   $      16,015   $      16,234
                                                =============   =============   =============   =============   =============

Number of financial advisors                           12,356          12,344          12,071          11,943          12,070
Fees from financial plans and advice services   $        39.1   $        38.2   $        28.1   $        39.3   $        33.2
Percentage of total sales from financial
  plans and advice services                              76.6%           75.9%           75.4%           74.6%           75.3%

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
Net revenues:
  Interest income                                         $      148    $      134          10.3%
  Interest expense                                                74            53          40.2
                                                          ----------    ----------
    Net interest income                                           74            81          (9.2)
  Commissions and fees                                            73            70           4.8
  Foreign exchange income and other revenues                      60            59           2.5
                                                          ----------    ----------
    Total net revenues                                           207           210          (1.3)
                                                          ----------    ----------
Expenses:
  Human resources                                                 81            75           7.6
  Other operating expenses                                        75            72           4.5
  Provision for losses                                             5             6         (19.1)
  Restructuring charges                                            -             9             #
                                                          ----------    ----------
    Total expenses                                               161           162          (0.5)
                                                          ----------    ----------
Pretax income                                                     46            48          (3.8)
Income tax provision                                              16            18          (8.8)
                                                          ----------    ----------
Net income                                                $       30    $       30          (0.8)
                                                          ==========    ==========

# -  Denotes a variance of more than 100%.

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                               Quarters Ended
                                                                  March 31,
                                                          ------------------------    Percentage
                                                             2005          2004        Inc/(Dec)
                                                          ----------    ----------    ----------
Total shareholder's equity (millions)                     $      905    $      992          (8.8)%
Return on average total shareholder's equity (A)                10.0%         11.9%
Return on average total assets (B)                              0.71%         0.81%
Total loans                                               $      7.0    $      6.4           9.2 %

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS loans (C)                                   $      5.6    $      5.1          10.9%

Non-CFS loan loss reserves (millions):
  Beginning balance                                       $       58    $       59          (0.8)%
    Provision                                                      -             -             -
    Net charge-offs                                               (3)            2             #
    Other                                                         (7)            -             #
                                                          ----------    ----------
  Ending balance                                          $       48    $       61         (20.0)
                                                          ==========    ==========
    % of Non-CFS loans                                           0.9%          1.2%
  Total non-performing loans (millions)                   $       28    $       69         (59.3)%

CFS loans:
Total CFS Loans (D)                                       $      1.4    $      1.3           2.9%
  Past due as a % of total CFS loans:
    30-89 days past due                                          3.6%          4.6%
    90+ days past due                                            0.7%          0.9%

CFS loan loss reserves (millions):
  Beginning balance                                       $       37    $       54         (31.3)%
    Provision                                                      6             7         (11.4)
    Net charge-offs                                              (11)          (16)        (35.4)
    Other                                                          3             -             #
                                                          ----------    ----------
  Ending balance                                          $       35    $       45         (21.9)
                                                          ==========    ==========
    % of CFS loans                                               2.6%          3.4%
    % of 30 days past due CFS loans                               59%           62%
  Net write-off rate                                             3.0%          4.9%

Deposits                                                  $     10.7    $     10.7          (0.4)%
Assets owned, managed (E) / administered:
  Owned                                                   $     13.4    $     13.8          (2.9)
  Managed (E) / administered                                    19.5          16.8          16.1
                                                          ----------    ----------
    Total                                                 $     32.9    $     30.6           7.5
                                                          ==========    ==========

Assets of non-consolidated joint ventures (F)             $      1.8    $      1.8           5.1%
Risk-based capital ratios (G):
  Tier 1                                                        11.0%         11.7%
  Total                                                         10.7%         11.5%
Leverage ratio                                                   5.8%          5.7%

# -  Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(D) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $6.0 billion at March 31, 2005).

(G)  Based on legal entity financial information.

(Preliminary)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,     December 31,   September 30,     June 30,        March 31,
                                                     2005           2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Net revenues:
  Interest income                               $         148   $         145   $         132   $         131   $         134
  Interest expense                                         74              67              56              51              53
                                                -------------   -------------   -------------   -------------   -------------
    Net interest income                                    74              78              76              80              81
  Commissions and fees                                     73              74              69              70              70
  Foreign exchange income and other revenues               60              55              60              53              59
                                                -------------   -------------   -------------   -------------   -------------
    Total net revenues                                    207             207             205             203             210
                                                -------------   -------------   -------------   -------------   -------------
Expenses:
  Human resources                                          81              81              71              71              75
  Other operating expenses                                 75              76              74              78              72
  Provision for losses                                      5               8              11              12               6
  Restructuring charges                                     -              35               -               -               9
                                                -------------   -------------   -------------   -------------   -------------
    Total expenses                                        161             200             156             161             162
                                                -------------   -------------   -------------   -------------   -------------
Pretax income                                              46               7              49              42              48
Income tax provision                                       16               1              17              14              18
                                                -------------   -------------   -------------   -------------   -------------
Net income                                      $          30   $           6   $          32   $          28   $          30
                                                =============   =============   =============   =============   =============

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                -----------------------------------------------------------------------------
                                                  March 31,      December 31,   September 30,     June 30,        March 31,
                                                    2005            2004            2004            2004             2004
                                                -------------   -------------   -------------   -------------   -------------
Total shareholder's equity (millions)           $         905   $         924   $         931   $         953   $         992
Return on average total shareholder's
  equity (A)                                             10.0%           10.0%           12.4%           11.9%           11.9%
Return on average total assets (B)                       0.71%           0.70%           0.85%           0.81%           0.81%
Total loans                                     $         7.0   $         6.9   $         6.4   $         6.5   $         6.4

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS loans (C)                         $         5.6   $         5.5   $         5.1   $         5.2   $         5.1

Non-CFS loan loss reserves (millions):
  Beginning balance                             $          58   $          57   $          62   $          61   $          59
    Provision                                               -               1               2               2               -
    Net charge-offs                                        (3)              -              (6)             (5)              2
    Other                                                  (7)              -              (1)              4               -
                                                -------------   -------------   -------------   -------------   -------------
  Ending balance                                $          48   $          58   $          57   $          62   $          61
                                                =============   =============   =============   =============   =============
    % of Non-CFS loans                                    0.9%            1.0%            1.1%            1.2%            1.2%
  Total non-performing loans (millions)         $          28   $          37   $          32   $          50   $          69

CFS loans:
Total CFS Loans (D)                             $         1.4   $         1.4   $         1.3   $         1.3   $         1.3
  Past due as a % of total CFS loans:
    30-89 days past due                                   3.6%            3.8%            4.3%            4.6%            4.6%
    90+ days past due                                     0.7%            0.7%            0.8%            0.9%            0.9%

CFS loan loss reserves (millions):
  Beginning balance                             $          37   $          39   $          41   $          45   $          54
    Provision                                               6               7               9              10               7
    Net charge-offs                                       (11)            (10)            (11)            (13)            (16)
    Other                                                   3               1               -              (1)              -
                                                -------------   -------------   -------------   -------------   -------------
  Ending balance                                $          35   $          37   $          39   $          41   $          45
                                                =============   =============   =============   =============   =============
    % of CFS loans                                        2.6%            2.7%            2.9%            3.1%            3.4%
    % of 30 days past due CFS loans                        59%             61%             57%             57%             62%
  Net write-off rate                                      3.0%            3.0%            3.6%            4.0%            4.9%

Deposits                                        $        10.7   $        10.4   $        10.5   $        11.2   $        10.7
Assets owned, managed (E) / administered:
  Owned                                         $        13.4   $        13.4   $        13.4   $        14.1   $        13.8
  Managed (E) / administered                             19.5            19.2            17.6            16.9            16.8
                                                -------------   -------------   -------------   -------------   -------------
    Total                                       $        32.9   $        32.6   $        31.0   $        31.0   $        30.6
                                                =============   =============   =============   =============   =============

Assets of non-consolidated joint ventures (F)   $         1.8   $         1.8   $         1.7   $         1.7   $         1.8
Risk-based capital ratios (G):
  Tier 1                                                 11.0%           11.0%           10.8%           12.0%           11.7%
  Total                                                  10.7%           10.1%           10.6%           11.8%           11.5%
Leverage ratio                                            5.8%            5.8%            5.7%            5.9%            5.7%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(D) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $6.0 billion at March 31, 2005).

(G) Based on legal entity financial information.